PROMISSORY NOTE


$7,000,000.00                                November 20, 1995
                                            Louisville, Kentucky
                                              GECA Loan No. 2331

1.  Promise to Pay.
    ---------------

     FOR VALUE RECEIVED, the undersigned, ANNTAYLOR, INC., a Delaware corporation, and ANNTAYLOR DISTRIBUTION SERVICES, INC., a Delaware corporation (collectively "Borrower"), jointly and severally, promise to pay in lawful money of the United States of America to the order of GENERAL ELECTRIC CAPITAL ASSURANCE
COMPANY, a Delaware corporation ("Lender"), at P. O. Box 490, Seattle, Washington 98111-0490, or such other place either within or without the State of Washington as Lender may designate in writing from time to time, the principal sum of Seven Million and No/100 Dollars ($7,000,000.00), with interest from the date hereof on the unpaid principal balance at the rate set forth below.



2.  Interest.
    ---------

     Interest shall accrue on the unpaid principal balance at a rate from the date hereof to the Maturity Date at Seven and One-Half Percent (7.5%) per annum.



3.  Payments and Term.
    -----------------

    Principal and interest shall be due and payable as follows:

        (a) A payment of all interest to accrue hereon from the Disbursement Date to and including the last day of the month during which the Disbursement Date occurs shall be due and payable on the Disbursement Date. For purposes hereof, the "Disbursement Date" shall be the date on which disbursement of loan proceeds occurs.

        (b) Monthly payments of principal and interest in the sum of Sixty-four Thousand Eight Hundred Ninety-one and No/100 Dollars ($64,891.00) each shall be due and payable on the first day of each calendar month, commencing on the first day of the second calendar month following the Disbursement Date and continuing on the first day of each calendar month thereafter to and including December 1, 1997.

        (c) Monthly payments of principal and interest in that amount which would be sufficient to amortize the then-remaining principal balance hereon as of December 1, 1997, at the interest rate over an amortization period of five (5) years shall be due and payable beginning with the monthly payment due on January 1, 1998, and continuing on the first day of each calendar month thereafter to and including November 1, 2002.

        (d) The entire indebtedness evidenced by this Note, if not sooner paid, shall be due and payable on November 30, 2002, the Maturity Date.

    All payments on account of the indebtedness evidenced by this Note shall be first applied to interest, costs and prepayment fees (if any) and then to principal. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months, except that interest for a portion of a month (such as may be required under paragraph 3 (a) above) shall be computed on the basis of a 365-day year (or a 366-day year during a leap year).



4.  Prepayment.
    ----------

     The indebtedness evidenced by this Note may be prepaid, in whole or in part, upon three (3) days prior written notice to Lender and upon payment of a prepayment fee calculated in accor dance with the following schedule:

Loan
Year                    Prepayment Fee
----                    ---------------
  1           FIVE PERCENT (5%) of principal prepaid
  2           FIVE PERCENT (5%) of principal prepaid
  3           FOUR PERCENT (4%) of principal prepaid
  4           THREE PERCENT (3%) of principal prepaid
  5           TWO PERCENT (2%) of principal prepaid
  6           ONE PERCENT (1%) of principal prepaid
  7           NO PREPAYMENT FEE REQUIRED

     Provided, however, that there shall be no prepayment fee payable on principal prepaid during the last sixty (60) days of the term of this Note. Any partial prepayment shall be applied upon payments due hereon in the inverse order of their respective due dates. For purposes hereof, the term "Loan Year" means each successive period of twelve (12) months, with the first such period beginning on December 1, 1995.



5.  Restrictions on Transfer and Encumbrance.
    ------------------------------------------

     Borrower and Lender acknowledge and agree that the Mortgage referred to in paragraph 9 below contains the following paragraph
4.1:

         4.1   Restrictions on Transfer or Encumbrance of the Property.
               --------------------------------------------------------
                If  the  Property  or  any  part  thereof  or
    interest  therein shall be encumbered, sold (by  contract
    or  otherwise),  conveyed,  or otherwise  transferred  by
    Mortgagor,  or  if  without  Mortgagee's  prior   written
    consent there shall be any change in the ownership of any
    stock interest in a corporate Mortgagor, in the ownership
    of  any  general partnership interest in any  general  or
    limited partnership Mortgagor or in the ownership of  any
    beneficial interest in any other Mortgagor which is not a
    natural  person  or  persons, or if  without  Mortgagee's
    prior  written consent there shall be any change  in  the
    ownership of any such stock, general partnership or other
    beneficial  interest in any corporation,  partnership  or
    other  entity,  organization or association  directly  or
    indirectly owning an interest in Mortgagor, then the same
    shall  be deemed to be a "Transfer" for purposes of  this
    paragraph.   In  the event of such a Transfer,  Mortgagee
    may,  at  its  sole  option,  declare  such  Transfer  to
    constitute  an event of default under this  Mortgage  and
    invoke  any remedy or remedies provided for in  paragraph
    8.1  hereof or may, at its sole option, consent  to  such
    Transfer   and  increase  the  interest   rate   on   the
    indebtedness  secured hereby.  Neither of  the  foregoing
    options  shall apply, however, in the case of a  Transfer
    (a)  by  devise or descent or operation of law  upon  the
    death  of  an  individual  Mortgagor,  a  partner  of   a
    partnership  Mortgagor,  a  shareholder  of  a  corporate
    Mortgagor,  the  owner of a beneficial  interest  of  any
    other  Mortgagor which is not a natural  person,  or  the
    owner  of  any  stock,  partnership or  other  beneficial
    interest in any corporation, partnership or other entity,
    organization or association directly or indirectly owning
    an  interest  in Mortgagor, provided that  following  the
    Transfer  the  person(s) and/or firm(s) having  effective
    managerial   control  of  the  Property  are   reasonably
    satisfactory to Mortgagee, (b) a Transfer of the Property
    or  any portion thereof to AnnTaylor, Inc. or any of  its
    subsidiaries, (the "Permitted Transferees"), so  long  as
    the  transfer is subject to this Mortgage in all respects
    and  the  Permitted Transferee has executed and delivered
    to   the  Mortgagee  such  documents  as  are  reasonably
    requested to give effect thereto, or (c) transfers of shares of stock in AnnTaylor Stores Corporation so long as its stock is publicly traded on a recognized stock exchange.



6.  Default.
    --------

        (a) The occurrence of any one or more of the following shall constitute an event of default under this Note:

                  (i) Failure to make any payment of principal or interest when due hereon, followed by the failure to make such payment within ten (10) days after written notice thereof given to Borrower by Lender; provided, however, that Lender shall not be obligated to give Borrower written notice prior to exercising its remedies with respect to such default if Lender had twice previously given Borrower during that calendar year a notice of default for failure to make a payment of principal or interest hereon.

                  (ii)    The  occurrence of any other  event  of
              default under the Mortgage referred to in paragraph
              9 below.

        (b) Time is of the essence. If an event of default occurs under this Note, (i) the entire principal balance hereof and all accrued interest shall, at the option of Lender, without notice, bear interest at a rate from time to time equal to five (5) percentage points over what would otherwise be the Note rate (or the maximum rate permitted by applicable law if that is less) from the date of the event of default until such event of default is cured and (ii) the entire principal balance hereof and all accrued interest shall immediately become due and payable at the option of Lender, without notice. Lender's failure to exercise any option hereunder shall not constitute a waiver of the right to exercise the same for any subsequent event of default.



7.  Late Charges.
    ------------

    Borrower acknowledges that, if any payment under this Note is not made when due, Lender will as a result thereof incur costs not contemplated by this Note, the exact amount of which would be extremely difficult or impracticable to ascertain. Such costs include without limitation processing and accounting charges. Accordingly, Borrower hereby agrees to pay to Lender with respect to each payment which is not received by Lender within ten (10) days after such payment is due under this Note a late charge equal to FIVE PERCENT (5%) of the amount of the payment. Borrower and Lender agree that such late charge represents a fair and reasonable estimate of the costs Lender will incur by reason of such late payment. Acceptance of such late charge by Lender shall in no event constitute a waiver of the default with respect to the overdue amount, and shall not prevent Lender from exercising any of the other rights and remedies available to Lender.




8.  Costs and Attorneys' Fees.
    --------------------------

     If an event of default occurs under this Note and Lender consults an attorney regarding the enforcement of any of its rights under this Note or the Mortgage, or if this Note is placed in the hands of an attorney for collection, or if suit be brought to enforce this Note or the Mortgage, Borrower promises to pay all costs thereof, including attorneys' fees. Said costs and attorneys' fees shall include, without limitation, costs and attorneys' fees in any appeal or in a proceeding under any present or future federal bankruptcy act or state receivership.




9.  Security.
    ---------

     This Note is secured by a Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Financing Statement, ("Mortgage") and a separate Assignment of Rents and Leases
("Assignment") covering property located in Jefferson County, Kentucky ("Property").




10. Waiver of Presentment, Etc.
    ---------------------------

     Borrower hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest.




11. Joint and Several Liability.
    ---------------------------

     The liability of each of the undersigned corporations constituting Borrower is joint and several with respect to all obligations hereunder.




12. Loan Charges.
    -------------

     Interest, fees and charges collected or to be collected in connection with the indebtedness evidenced hereby shall not exceed the maximum, if any, permitted by any applicable law. If any such law is interpreted so that said interest, fees and/or charges would exceed any such maximum and Borrower is entitled to the benefit of such law, then: (i) such interest, fees and/or charges shall be reduced by the amount necessary to reduce the same to the permitted maximum; and (ii) any sums already collected from Borrower which exceeded the permitted maximum will be refunded. Lender may choose to make the refund either by treating the payments, to the extent of the excess, as prepayments of principal or by making a direct payment to Borrower. No prepayment premium shall be assessed on prepayments under this paragraph. The provisions of this paragraph shall control over any inconsistent provision of this Note or the Mortgage or any other document executed in connection with the indebtedness evidenced hereby.



13. Representation and Warranty.
    ---------------------------

    The undersigned both represent and warrant to Lender that the execution of this Note, the entering into of the loan documents by the undersigned, and particularly the granting of the Mortgage on the Property by AnnTaylor Distribution Services, Inc., do not violate any covenants or restrictions in any debt instruments or agreements with or obligations to any other lenders.



14. Governing Law.
    -------------

    This Note shall be construed, enforced and otherwise governed by the laws of the State of Kentucky.



15. Lender.
    --------

     As used herein, the term "Lender" shall mean the holder and owner of this Note.

                                ANNTAYLOR, INC.,
                                a Delaware corporation


                                By:  /s/ Walter J. Parks
                                     ---------------------
                                Its: Sr. V.P. - Finance


                                 ANNTAYLOR DISTRIBUTION SERVICES,INC.,
                                a Delaware corporation


                                By:  /s/ Walter J. Parks
                                   ---------------------
                                Its:  Vice President